                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934




                        DATE OF REPORT: DECEMBER 8, 1999



                              ACORN PRODUCTS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




    DELAWARE                       0-22717                     22-3265462
----------------             ---------------------           -------------
(STATE OR OTHER              (COMMISSION FILE NO.)           (IRS EMPLOYER
JURISDICTION OF                                           IDENTIFICATION NUMBER)
INCORPORATION OR
ORGANIZATION)



                                390 Dublin Avenue
                              Columbus, Ohio 43215
                                 (614) 222-4400
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                       INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)







          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 5.           OTHER EVENTS.

         On December 8, 1999, Acorn Products, Inc. issued a press release announcing management's financial forecast for transition 2000 and Fiscal Year 2000. The press release is included as Exhibit 99 to this Form 8-K and is incorporated herein by this reference.


ITEM 7.   EXHIBITS.

         (C)      EXHIBITS.

       EXHIBIT NO.                      DESCRIPTION

          99 Press Release, dated December 8, 1999, entitled "Acorn Products Announces Earnings Projections"


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                ACORN PRODUCTS, INC.


Date:  December 8, 1999         By:  /s/ John G. Jacob
                                   --------------------------------------------
                                     John G. Jacob, Vice President and CFO

                                  EXHIBIT INDEX


      EXHIBIT NO.    DESCRIPTION

         99 Press Release, dated December 8, 1999, entitled "Acorn Products Announces Earnings Projections"


                                      -3-